GUARANTY

American BioCare, Inc., a Nevada corporation ("Guarantor") executes this Guaranty (this "Guaranty") in favor of Citizens Bank ("Lender") as of April 11, 2011.

BACKGROUND

A. Simultaneous with the execution of this Guaranty, Lender is entering into a Loan and Security Agreement (as the same may be amended, supplemented or restated from time to time, the "Loan Agreement") with CC Tennessee Holdings, LLC, a Nevada limited liability company ("CC Holdings"), and Care Choices of Tennessee, Inc. a Tennessee corporation ("CCI" and together with CC Holdings the "Borrowers") pursuant to which Lender will provide financing to Borrowers.  Capitalized terms not defined in this Guaranty have the meanings given in the Loan Agreement.

B. Guarantor owns directly or indirectly all of the stock of CC Holdings and will benefit in a direct and substantial way from the loans being made to Borrowers.

C. Guarantor is executing this Guaranty as an inducement to Lender to enter into the Loan Agreement and in consideration of loans, advances and financial accommodations to be made by Lender to or for the benefit of Borrowers.

D. CCI may (i) merge with Care Choices II, Inc. (“CCII”) with CCI as the surviving entity, and (ii) convert CCI’s organizational form from a corporation to a limited liability company.  Accordingly, all references to CCI in this Guaranty include CCI as successor by merger to CCI and CCII, whether as a corporation or a limited liability company.

BASED ON THE FOREGOING and other good and valuable consideration, the receipt and adequacy of which is acknowledged, Guarantor agrees as follows:

TERMS AND CONDITIONS

1. Guaranty.  Guarantor absolutely, unconditionally and irrevocably guaranties the full, complete and prompt payment and performance of all of the Obligations as primary obligor and not merely as surety, whether by acceleration or otherwise.  For certainty, the term "Obligations" as used in this Guaranty has the meaning given in the Loan Agreement together with all existing and future loans, advances, debts, obligations and liabilities of Borrowers to Lender (including interest which, but for the application of the U.S. Bankruptcy Code, is or would be payable by Borrowers), direct and indirect, contingent and absolute, however arising or created, whether joint, several or joint and several, acquired by assignment, purchase or otherwise.  This Guaranty is a guaranty of payment and not of collection.  Therefore, Lender can insist that Guarantor pay immediately, and Lender is not required to attempt to collect first from Borrowers, any collateral, or any other person liable for the Obligations.  The obligations of Guarantor under this Guaranty are unconditional and absolute, regardless of the unenforceability of any provision of any agreement between Borrowers and Lender, or the existence of any defense, setoff or counterclaim which Borrowers may assert.  Guarantor is jointly and severally liable with any other guarantor of the Obligations.  If Lender elects to enforce its rights against less than all guarantors of the Obligations (or any portion thereof), that election will not release Guarantor from its obligations under this Guaranty.  The compromise or release of any of the obligations of any of the other guarantors or Borrowers will not serve to waive, alter or release Guarantor's obligations.  This Guaranty is not conditioned on anyone else executing a guaranty.

2. Action Regarding Borrowers.  Lender can take any action against Borrowers, any collateral, or any other person liable for any of the Obligations it deems appropriate without the consent or approval of Guarantor.  Lender can release Borrowers or anyone else from the Obligations, either in whole or in part, or release any collateral, and need not perfect a security interest in any collateral.  Lender does not have to exercise any rights that they have against Borrowers or anyone else, or make any effort to realize on any collateral or right of set-off before enforcing its rights under this Guaranty.  If Borrowers requests additional loans or any other benefit, Lender may grant it and Lender may grant renewals, extensions, modifications and amendments of the Obligations and otherwise deal with Borrowers or any other person as Lender sees fit and as if this Guaranty were not in effect.  Guarantor's obligations under this Guaranty will not be released or affected by (a) any act or omission of Lender, (b) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrowers, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings affecting Borrowers or any of their assets, or (c) any change in the composition or structure of Borrowers or Guarantor, including a merger or consolidation with any other person or entity.

3. Rights Of Subrogation.  Guarantor agrees not to enforce any rights of subrogation, contribution, setoff, counterclaim or indemnification that it has or may acquire in the future against Borrowers, any entity liable for the Obligations, or any collateral, until the Obligations (other than contingent indemnification obligations) are fully and indefeasibly paid and Lender has no further obligation to make loans or advances to Borrowers.

4. Waivers.  Guarantor:

(a) waives any right it may have to receive notice of the following matters before Lender enforces any of its rights: (i) Lender's acceptance of this Guaranty, (ii) any loans or advances that Lender extends to Borrowers, (iii) Borrowers’ default, (iv) any demand, and (v) any action that Lender takes regarding Borrowers, anyone else, any collateral, or any liability, which it might be entitled to by law or under any other agreement.

(b) waives any right to require Lender (i) to continue lending money or to extend other credit to Borrowers; (ii) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Obligations or of any nonpayment related to any collateral, or notice of any action or non-action on the part of Borrowers, Lender, any surety, endorser, or other guarantor in connection with the Obligations or in connection with the creation of new or additional Obligations; (iii) to resort for payment or to proceed directly or at once against any person, including Borrowers or any other guarantor; (iv) to proceed directly against or exhaust any collateral held by Lender from Borrowers, any other guarantor, or any other person; (v) to give notice of the terms, time, and place of a public or private sale of personal property security held by Lender from Borrowers or to comply with any other applicable provisions of the Uniform Commercial Code; or (v) to pursue any other remedy within Lender's power.

(c) waives any and all rights or defenses arising by reason of (i) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (ii) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrowers for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Obligations; (iii) any disability or other defense of Borrowers, of any other guarantor, or of any other person, or by reason of the cessation of Borrowers’ liability from any cause whatsoever, other than payment in full in legal tender, of the Obligations; (iv) any right to claim discharge of the Obligations on the basis of unjustified impairment of any collateral for the Obligations; (v) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there are outstanding Obligations of Borrowers to Lender which are not barred by any applicable statute of limitations; (vi) any defenses given to guarantors at law or in equity other than actual full and final payment and performance of the Obligations, and (vii) any other act, omission, event or circumstance which might operate to discharge a guarantor in whole or in part or which might operate as a defense, in whole or in part, to any obligation of a guarantor or which might invalidate, in whole or in part, a guaranty.

(d) waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by Borrowers, Guarantor, or both.

(e) waives the right to assert any claim against Lender, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Guaranty, any of the other Loan Documents or any undertaking or transaction contemplated by this Guaranty or the Loan Documents.

5. Understanding Regarding Waivers.  Guarantor warrants and agrees that each of the waivers set forth above is made to induce Lender to enter into the Loan Documents and make loans to Borrowers and that without all of the waivers, Lender is unwilling to make Loans to Borrowers on the terms set forth in the Loan Documents.  Guarantor acknowledges that the waivers set forth above are made with full knowledge of the significance and consequences thereof and that, under the circumstances, the waivers are reasonable and not contrary to applicable law.  It is the intent of Guarantor that the waivers in this Guaranty be enforced to the fullest extent permitted under applicable law, however if any such waiver is determined to be unenforceable under applicable law, if possible, such waiver will deemed modified to the extent necessary to comply with applicable law.

6. Reinstatement.  Guarantor agrees that if any payments to Lender on the Obligations are in whole or in part invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy act or code, state or federal law, common law or equitable doctrine, this Guaranty and Lender's interest in any collateral of Guarantor will remain in full force and effect (or be reinstated as the case may be) and considered unpaid for purposes of this Guaranty until full, final and indefeasible payment of those amounts.

7. Representations By Guarantor.  Guarantor represents: (a) that the execution and delivery of this Guaranty and the performance of the obligations it imposes do not violate any law, conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or any third party; (b) that this Guaranty is a valid and binding agreement, enforceable according to its terms; and (c) that all financial statements furnished to Lender are accurate in all material respects and fairly reflect Guarantor's financial condition on its effective dates, including contingent obligations of every type required to be disclosed therein, which financial condition has not changed materially and adversely since those dates.  Guarantor further represents that it has the requisite power and authority to execute and deliver, and to perform its obligations under this Guaranty.

8. Collateral.  This Guaranty is secured by any collateral granted to Lender at any time (including under the Security Agreement and the Securities Pledge Agreement executed by Guarantor in connection with the Guaranty) and by any assets of Guarantor which now or in the future is in Lender's custody, possession or control, and any amounts owing by Lender to Guarantor.

9. Borrowers’ Financial Condition.  Guarantor is fully aware of the financial condition of Borrowers.  Guarantor is delivering this Guaranty based solely upon its own independent investigation and in no part upon any representation or statement of Lender with respect to the Obligations as they may now or in the future exist.  Guarantor is in a position to obtain, and assumes full responsibility for, obtaining from time to time any additional information concerning Borrowers’ financial condition as Guarantor deems material to its obligations under this Guaranty. Guarantor is not relying upon or expecting Lender to furnish Guarantor any information in Lender's possession, from time to time, concerning Borrowers’ financial condition or the Obligations.

10. Reporting.  Guarantor will provide Lender the following:

(a) As and when required, any reports and information about or in respect of Guarantor that are required by Section 8.4 of the Loan Agreement;

(b) Within five business days of filing, complete copies of all documents filed by Guarantor with the U.S. Securities and Exchange Commission; and

(c) As and when reasonably requested by Lender, such other and additional information concerning Guarantor or Guarantor's financial condition.

11. Notices.  Notice from one party to another relating to this Guaranty will be deemed effective if made in writing (including telecommunications) and delivered to the recipient's address or facsimile number set forth under its name by any of the following means: (a) hand delivery, (b) Federal Express, or like overnight courier service, or (c) facsimile transmission with request for assurance of receipt in a manner typical with respect to communications of that type; provided, however, any notices given by facsimile transmission must be followed by prompt notice sent via first class or express mail, postage prepaid.  Notice made in accordance with this section will be deemed delivered on receipt if delivered by hand or facsimile transmission, or on the next business day after mailing or deposit with an overnight courier service if delivered by express mail or overnight courier.

12. Law And Judicial Forum That Apply.  This Guaranty is governed by Michigan law.  Guarantor agrees that any legal action or proceeding against it with respect to any of its obligations under this Guaranty shall be brought in any court in Oakland County, Michigan or of the United States of America for the Eastern District of Michigan, as Lender in its sole discretion may elect.  By the execution and delivery of this Guaranty, Guarantor submits to and accepts, with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction and venue of those courts; Guarantor also agrees that if Guarantor institutes litigation against Lender, the only proper jurisdiction and venue will be in courts of the United States of America in the Eastern District of Michigan or in State courts in Oakland County, Michigan.  Guarantor waives any claim that the referenced courts are not convenient forum or the proper venue for any suit, action or proceeding.

13. General Provisions.

(a) This Guaranty represents the entire agreement and understanding of the parties hereto in connection with the subject matter of this Guaranty, and supersedes all prior understandings, written and oral relating to the subject matter hereof.

(b) No modification or waiver of any terms or conditions of this Guaranty will be effective unless the modification or waiver is in writing and signed by the party against whom it is being enforced.

(c) This Guaranty is binding on Guarantor and its successors and assigns, and will operate to the benefit of Lender and its successors and assigns.

(d) Any waiver by Lender must be in writing signed by an authorized representative of Lender and any waiver will affect only the specific terms and time period stated in the waiver.

(e) Lender may waive or delay enforcing any of its respective rights without losing them.

14. Waiver Of Jury Trial.  LENDER AND GUARANTOR, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION OR OTHER PROCEEDINGS BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE OTHER.  NEITHER LENDER NOR GUARANTOR WILL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  THIS WAIVER OF JURY TRIAL SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER PARTY EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY AN AUTHORIZED REPRESENTATIVE OF LENDER AND GUARANTOR.

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[Signature page to Guaranty]

"GUARANTOR"

AMERICAN BIOCARE, INC., a Nevada corporation

By:
Gary D. Lewis, Chairman and Chief                                                                Executive Officer

Address for notice:

101 West Big Beaver Road
Suite 1400
Troy, MI 48084

ACCEPTED BY LENDER:

CITIZENS BANK, a Michigan banking corporation

By:
Daniel J. Montes, Vice President

Address for notice:

Citizens Bank
328 S. Saginaw Street
Flint, MI  48502